J.P. MORGAN FUNDS

JPMorgan SmartSpendingSM 2050 Fund

(the “Fund”)

(Class R2, R3, R4, R5 and R6 Shares)

(a series of JPMorgan Trust IV)

Supplement dated February 19, 2020

to the Summary Prospectus and Prospectus dated November 1, 2019

The Board of Trustees of JPMorgan Trust IV has approved changes to the investment advisory fee for the Fund. On March 1, 2020 (the “Effective Date”), the Fund’s Summary Prospectus and Prospectus will be amended as set forth below:

On the Effective Date, the “Annual Fund Operating Expenses” and “Example” tables in the Fund’s Summary Prospectus and the Fund’s Prospectus will be deleted in their entirety and replaced with the corresponding tables below:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees[1]	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE

Other Expenses	1.12	1.12	1.12	0.97	0.88

Service Fees	0.25	0.25	0.25	0.10	NONE

Remainder of Other Expenses	0.87	0.87	0.87	0.87	0.88

Acquired Fund (Underlying Fund) Fees and Expenses[2]	0.23	0.23	0.23	0.23	0.23

Total Annual Fund Operating Expenses	2.10	1.85	1.60	1.45	1.36

Fee Waivers and/or Expense Reimbursements[3]	(1.06)	(1.06)	(1.06)	(1.06)	(1.07)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	1.04	0.79	0.54	0.39	0.29

1	Management Fees have been restated to reflect current fees.

2	“Acquired Fund (Underlying Fund) Fees and Expenses” have been restated to reflect changes to the Fund’s allocation to Underlying Funds, effective on or around 2/05/20.

3

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund (Underlying Fund) Fees and Expenses incurred by an underlying fund) exceed 1.04%, 0.79%, 0.54%, 0.39% and 0.29% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These waivers are in effect through 10/31/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

SUP-SS2050-R2R3R4R5R6-220

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	110	559	1,035	2,350

CLASS R3 SHARES ($)	84	482	905	2,085

CLASS R4 SHARES ($)	59	405	774	1,814

CLASS R5 SHARES ($)	44	358	695	1,647

CLASS R6 SHARES ($)	33	329	646	1,545

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND THE PROSPECTUS FOR FUTURE REFERENCE